SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (date of earliest event reported)

                                  JUNE 4, 2001

                               Halliburton Company
             (Exact name of registrant as specified in its charter)

State or other                    Commission               IRS Employer
jurisdiction                      File Number              Identification
of incorporation                                           Number

Delaware                            1-3492                 No. 75-2677995

                               3600 Lincoln Plaza
                             500 North Akard Street
                            Dallas, Texas 75201-3391
                    (Address of principal executive offices)

                         Registrant's telephone number,
                       including area code - 214/978-2600







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         INFORMATION TO BE INCLUDED IN REPORT

Item 5.  Other Events

     The registrant may, at its option, report under this item any events, with respect to which information is not otherwise called for by this form, that the registrant deems of importance to security holders.

     On June 4, 2001, Landmark Graphics Corporation, a wholly owned business unit of registrant, issued a press release entitled "GrandBasin -- Newly Established as a Landmark Graphics Company -- Delivers "Proof Point" for its Application and Data Service Provider Offerings" pertaining, among other things, to an announcement that GrandBasin is now a Landmark company.

Item 7.  Financial Statements and Exhibits

     List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

         (c)      Exhibits.

                  Exhibit 20 - Press release dated June 4, 2001.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            HALLIBURTON COMPANY




Date:    June 6, 2001                       By: /s/ Susan S. Keith
                                               -------------------------------
                                                    Susan S. Keith
                                                    Vice President and Secretary








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                                  EXHIBIT INDEX


Exhibit                    Description

20                         Press Release Dated June 4, 2001

                           Incorporated by Reference











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